Accounts Receivable	12 Months Ended
Jun. 30, 2022
Receivables [Abstract]
ACCOUNTS RECEIVABLE

NOTE 3 – ACCOUNTS RECEIVABLE

Accounts receivable consisted of the following as of June 30, 2022 and 2021:

	2022	2021
Accounts receivable, gross	$877,931	$826,683
Less: allowance for doubtful accounts	-	-
Accounts receivable, net	$877,931	$826,683

The Company recorded no allowance for doubtful accounts as of June 30, 2022 and 2021. The Company gives its customers credit periods from 30 days to 90 days and continually assesses the recoverability of uncollected accounts receivable. As of June 30, 2022 and 2021, the balances of the Company’s accounts receivable were all due within the credit periods. Management believes the balances of accounts receivable will be collected in full.